UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  March 21, 2019

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Newport Beach CA 92663

 (Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K (the “Amended Current Report”) amends the Current Report on Form 8-K of DPW Holdings, Inc. (the “Company”) originally filed with the Securities and Exchange Commission on March 27, 2018 (the “Prior Filing”). Its sole purpose is to amend the Prior Filing that the Company will not utilize social media sites and platforms to disseminate company information.

Other than the foregoing, this Amended Current Report speaks as of the original date of the Prior Filing, does not reflect events that may have occurred subsequent to the date of the Prior Filing and does not modify or update in any way disclosures made in the Prior Filing

Item 8.01     Other events

As previously reported in the Prior Filing, in accordance with Release No. 69279 issued by the Securities and Exchange Commission (“SEC”) on April 2, 2013 (the “Report”), which Report provides guidance to issuers regarding the use of social media to disclose material non-public information, the Company used Twitter from time to time to communicate with the public about the Company and other issues. The Company’s Twitter account was https://twitter.com/NYSE_DPW. The Twitter account of the Company’s Chief Executive Officer was https://twitter.com/ToddAultIII. The Twitter account of Super Crypto Mining, Inc., a Delaware corporation and wholly owned subsidiary of the Company, was https://twitter.com/SuperMining.

In addition, to the Company used Facebook from time to time to communicate with the public about the Company and other issues. The Company’s Facebook page was https://www.facebook.com/DPWHoldingsInc.

As of March 20, 2019, the Company and its Chief Executive Officer will not be using social media sites and platforms to disclose or disseminate nonpublic corporate developments or company information, notwithstanding their respective Twitter accounts and Facebook pages will remain active to re-post public company information accessible through recognized channels of distribution in accordance with Regulation Fair Disclosure. Furthermore, Super Crypto Mining, Inc., has closed its Twitter account.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: March 21, 2019	/s/ Milton C. Ault, III
Milton C. Ault, III Chief Executive Officer